SAIC

SAIC Institutional Investor Conference

SAIC
From Science to Solutions

Welcome and Introduction Welcome and Introduction Stuart Davis SVP, Investor and Employee Owner Relations Exhibit 99.1

2007 Institutional Investor Conference | October 9

SAIC From Science to Solutions

2
Agenda
Agenda
Welcome Stuart Davis
Enterprise Overview Ken Dahlberg
Operational Perspectives Larry Prior
Financial Overview Mark Sopp
Corporate Q&A
Security and Transportation Security Alex Preston
Closing Remarks Ken Dahlberg
Final Q&A
Break
Defense Solutions Deb Alderson
Future Combat Systems John Gully
Lunch and Future Combat Systems Demonstration
Intelligence, Security & Technology Stu Shea
IT & Network Solutions Charles Koontz
Infrastructure, Logistics & Product Solutions Joe Craver
Break

2007 Institutional Investor Conference | October 9

SAIC From Science to Solutions

3
Forward Looking Statements
Forward Looking Statements
This presentation describes financial results through 7/31/07 (FY2008 Q2)
Certain statements in these presentations contain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended. The forward-looking statements involve a number of risks and uncertainties. A number of factors could cause our actual results, performance, achievements, or industry results to be materially different from any future results, performance, or achievements expressed or implied by these forward-looking statements. Some of these factors include, but are not limited to, the risk factors set forth in the Company’s Annual Report on Form 10-K for the year ended January
31, 2007, and other filings that the Company makes with the SEC from time to time. Due to these uncertainties and risks, persons who view these presentations are cautioned not to place undue reliance on such forward-looking statements, which speak only as of
October 9, 2007. The Company disclaims any duty to update guidance or any other forward- looking statement provided in these presentations to reflect subsequent events, actual results or changes in the Company's expectations.

Enterprise Overview Enterprise Overview Ken Dahlberg Chairman and CEO

SAIC

2007 Institutional Investor Conference | October 9

SAIC
From Science to Solutions

2
Who Are We?
Who Are We?
Leading science/technology services & solutions provider
– Platform independence creates “honest broker”
– Broad capabilities to win and execute bundled procurements
$8B+ revenue—38 years of organic growth and profitability
Focused on important national and global problems
– National security
– Intelligence
“Go-to” provider for government’s most difficult problems
– Leadership positions on important national and global programs
– Deeply embedded in our customers’ missions
Highly skilled and innovative workforce
Entrepreneurial culture that motivates our people
– Built around customer/mission success and technical excellence
– Most employees own stock, driving performance for all stockholders
– Homeland security
– Energy
– Logistics
– Health care

To solve important national and global problems through science, engineering and innovation
Customer Success
Technical and Professional Excellence
Ethics and Integrity
Importance of the Individual
A Culture of Ownership
Entrepreneurial Freedom with Responsibility
To provide an environment where highly motivated people want to work

2007 Institutional Investor Conference | October 9

SAIC
From Science to Solutions

3 SAIC Core Values & Purpose SAIC Core Values & Purpose

2007 Institutional Investor Conference | October 9

SAIC
From Science to Solutions

4
SAIC Organization
SAIC Organization
Mark Sopp
CFO
Greg Henson Business Development
Brian Keenan Human Resources
Arnold Punaro Gov’t Affairs,
Communication
and Support Ops
Doug Scott Legal and Audit
Joe Walkush Strategic Initiatives &
Investments
Deb Alderson
Defense Solutions
Joe Craver
Infrastructure, Logistics
& Product Solutions
Charles Koontz
Information Technology
& Network Solutions
Stu Shea
Intelligence, Security
& Technology
Ken Dahlberg
Chairman and CEO
Lawrence Prior
COO

2007 Institutional Investor Conference | October 9

5
SAIC Fundamental
Guiding Principles
SAIC Fundamental
Guiding Principles
Live our core values
– Open, honest, and straightforward with all our constituencies
(customers, employees, stockholders, the public)
Build long-term value, per share, for our stockholders
– Balance short-term and long-term objectives
Pursue business in our “circle of competency”
– Expand into adjacent areas when it makes sense
Increase capability to serve our customers and drive growth
Allocate capital on a rational, disciplined basis

SAIC

2007 Institutional Investor Conference | October 9

SAIC®
From Science to Solutions

6
Corporate Transformation
Corporate Transformation
Formal planning discipline informs
investment allocations
“No Grand Plan” Strategy
IPO completed: ~130M share float
$1.1B in cash; $0.1B in net debt
100% owned by employees/retirees
$2.2B in cash; $1.0B in net cash
Capital
Structure
Significant progress on past issues; no
new major problem contracts
High-profile issues: Greece, Trilogy,
Trailblazer
Problem
Contracts
Talent Management Review w/ training,
succession, and redeployment programs
Individuals responsible for their own
coverage and career development
People
Management
Committed $100M to complete top-to-
bottom refresh of all IT systems
Legacy systems requiring extensive
maintenance and work around
IT Systems
One SAIC promoted through alignment
and incentives
Entrepreneurial Darwinism promotes
internal competition
Collaboration
Focused on high-growth markets through
acquisitions/divestitures
Amalgam including declining markets
with no strategic value
Business Mix
4 Groups, 20 Business Units
Aligned by Customers/Capabilities
15 Sectors, 55 Business Units
No “Swim Lanes”
Line Structure
11 Members (1 internal); 6 committees 19 members (10 internal); 19 committees Board
October 2007 November 2003 Element

2007 Institutional Investor Conference | October 9

7
Focus on Execution
Focus on Execution
Accelerate organic growth
– Improving toward 6-9%
– Greater collaboration on growing pipeline of major opportunities
Improve margins sustainably
– 20-30 bps improvement planned for FY08
– Provided best practices training; initiated review of corporate structure/spending
Instill culture of discipline
– SOX 404 implementation complete
– No new major problem programs
Improve ability to plan/forecast
– Implemented integrated planning process, 6 quarter rolling forecast
– More detailed bottoms up and top down tests of reasonableness
Invest in people
– New training courses implemented, including for every new hire
– Recruiting and retention improving through attention at all levels
Build technology base
– Increasing IR&D investment linked to business thrusts
– 33 communities of practice link technical contributors across company

2007 Institutional Investor Conference | October 9

SAIC
From Science to Solutions

8
3-5 Year Outlook
3-5 Year Outlook
Addressable market growth will flatten
– Budgets less predictable with increasing deficit pressure
– Competition more fierce—industry will experience margin pressure
– Lowering of prices, strong cash generation will promote more consolidation
Sources of Revenue–about 90% federal/10% commercial
– Continue our focus in federal markets
– Commercial business provides growth and leverages synergies
Increased capability and recognition as major prime contractor for larger bids
– Government losing ability to supervise acquisition of big systems
– SAIC must be able to provide total solutions for our customers
Increased ability to handle different business models
– Requires business savvy and risk mitigation (e.g., performance based contracting)
– More product business to provide total solutions and better margins
Improved financial performance
– Revenue–grow 6% to 9% organically
– Add 2%-4% from midsized strategic acquisitions; opportunistic on larger ones
– Operating Margins–expand at least 100 bps
– EPS—grow 15% on average

2007 Institutional Investor Conference | October 9

9
Near-Term Strategic Actions
Near-Term Strategic Actions
Repurchase our stock when the purchase price yields an
attractive return to stockholders
Target larger acquisition opportunities (>$500M)
opportunistically– when the fit and price are right
Mature capabilities to develop light touch production and LRIP products from our technology base
Improve ability to develop, deliver, and support total solutions over the program life cycle
Build our capabilities (large program management, system
engineering, team-building) and reputation as a prime
Execute corporate campaigns around energy, health, cyber
security, and space superiority
Reduce corporate overhead and invest in organic growth

2007 Institutional Investor Conference | October 9

10
Enterprise Summary
Enterprise Summary
One year later after IPO, investment thesis is unchanged
– Market expected to grow for years to come
– SAIC has the ability to deliver strong returns by accelerating organic growth, expanding margins, and deploying capital
Company is executing according to IPO plan
– 6% organic growth rate and improving operating margin since IPO
Demonstrated progress since IPO
– Divested non-core businesses—AMSEC and ANX
– Restructured leadership team
– Built pipeline of major opportunities
– Won large competitive programs—GPS, POL-Chem, NATO BMD
– Deployed $400M+ on acquisitions: AMTI, Benham, AETC, Scicom
– Initiated share repurchase plan to managed dilution
– Changed incentive programs to address option overhang

Operational Perspectives Operational Perspectives Larry Prior COO

2007 Institutional Investor Conference | October 9

2
CEO and COO
Areas of Focus
CEO and COO
Areas of Focus
CEO
COO
Execute via the Line
Board/Legal
Strategy/M&A
Investor Relations
Gov’t Affairs
CFO (IT)
Talent Management
Shared       Focus
Operational Performance
Program Management/SE
Risk Management
Contracts/Procurement
Technology & Science
Corporate Services Review
Customer Focus and Interface
Top Line Creation/Business Development
Retention and Recruiting
10-Year
Outlook
3-Year
Strategy
Annual
Operating Plan
Quarterly
Earnings
Monthly
Operational
Performance
Weekly
Action Plans
Daily
Issues

▪

▪

2007 Institutional Investor Conference | October 9

SAIC
From Science to Solutions

3
Top Line Creation
Top Line Creation
Drivers of top-line growth
– Employee-owners and entrepreneurs
– Operations and division managers
– Group presidents and business unit GM’s
– Greg Henson and the corporate team
Key metrics:
– Backlog: $14.1B (Q2)
– Book to bill: 0.8 H1, 0.9 Q2 – trending up
– Conservative bookings and backlog definitions do not include ID/IQ master agreement values
– Submitted pipeline awaiting award: ~$15B (Q2) same as Q1
– Significant wins since Q2; 6 wins >$100M each
Greg Henson

2007 Institutional Investor Conference | October 9

4
Top Line Creation
Top Line Creation
YOY win expected value is up $2.9B
YOY $ win rate is up 11% (now 72%)
YOY $ win rate for >$100M up 43% (now 83%)
YTD 15 wins >$100M
Pursuing 102 opportunities >$100M
Customer intimacy and recompetes
Increase % of large SE&I pursuits
Business process and tool refinement
Adjacent market exploration
Cross-company collaboration
Growing the workforce (e.g. TMR, Gallup
survey, training)
IDIQ-Single Award (expected value):
– ISEA Services Blue Velvet: ~$470M
– Tactical C2 Integration Services: ~$460M
– Expeditionary Combat Support System: ~$275M
IDIQ-Multiple Award (expected value):
– Alliant: ~$3B
– HHS Enterprise Systems Development: ~$330M
Non-IDIQ (expected value):
– Automatic Dependent Surveillance Broadcast: ~$100M
Backlog
$14.1B
~$2.7B
Expected
Value not
in Backlog
~$0.1B
Multi IDIQs
~$2.6B
Single IDIQs
>$100M Wins (since end of Q2) Business Development Thrusts
Performance Factors – through 9/7/2007 Healthy Book of Business – As of Q2
FY08 IDIQ Wins
Also not in backlog: remaining
expected value from IDIQ master
agreements won prior years
+
+

2007 Institutional Investor Conference | October 9

5
Retention and Recruiting
Retention and Recruiting
Retention and Redeployment
– Voluntary turnover - 14.3% (11.5% for scientists and engineers)
– Redeployment reducing turnover (500 employees redeployed YTD)
Recruiting: >5K YTD hires
– Average time to fill a vacancy is 40 days
Talent Management Review
– Focused on succession planning, developing High Potentials
Professional and Career Development
– Foundation courses: leadership, program management, systems engineering, BD
– Career Paths: program management fully rolled out; intelligence analysts, systems engineering, and line management in development for pilot in FY08
Employee Survey
– Launched in July with annual follow-on to track progress
– Confirmed strong customer focus and entrepreneurial culture
– Identified areas for improving frontline people management and communication
Brian Keenan

2007 Institutional Investor Conference | October 9

6
Execution
Execution
Strong line management
– Group presidents make markets
– Business unit GMs have customer focus
Program management, controls and SE
Monthly reviews
– Financial performance vs. plan and forecast
• Revenue, PBT, fee, operating margin, rates,
unallowable, timesold, DWC, AR
– Business development
• Submits, awards
– Program management and performance
– Retention and recruiting
Joe Craver
Deb Alderson
Charles Koontz
Stu Shea

Financial Overview Financial Overview Mark Sopp EVP and CFO

SAIC

2007 Institutional Investor Conference | October 9

SAIC
From Science to Solutions

Agenda
Agenda
Income Statement
Cash Flow
Balance Sheet
$450 or greater Cash flow from operations (millions)
$0.83 - $0.88 Diluted EPS from continuing operations
$8.70 - $9.00 Revenue (billions)
FY08 Guidance Measure
Income Statement
Cash Flow
Balance Sheet

$ Billions

2007 Institutional Investor Conference | October 9

SAIC® From Science to Solutions

Revenue Trends
Revenue Trends
Internal Revenue Growth
20%
15%
10%
5%
0%
FY05 FY06 FY07 FY08*
Revenue
$9.0
$8.0
$7.0
$6.0
FY05 FY06 FY07 FY08*
*  FY08 reflects disclosed guidance range
Uninterrupted growth since 1969
Internal growth beginning to accelerate
– Recovery from cessation or leveling of large contracts (GIG-BE,
Trailblazer, FCS) and lost recompetes (AF IPV, DNI CIO)
– FY08 internal growth rate projected at 5-6%

2007 Institutional Investor Conference | October 9

FY07 Revenue Breakout
FY07 Revenue Breakout
Group
Customer Contract Source
CP
48%
T&M
36%
FFP
16%
Multiple
Award
IDIQ
24%
Single
Award
IDIQ
26%
Standard
Contract
34%
GSA
Schedule
16%
Contract Type
A1957-ID-02
Defense
Solutions
30%
Intelligence,
Security &
Technology
30%
Infrastructure,
Logistics &
Product
Solutions
22%
IT & Network
Solutions
18%
Army
18%
Navy/Marines
13%
Commercial
& State/Local
12%
NASA
5%
Air Force
9%
Fed Civil
14%
Intell/
Other DoD
29%

SAIC

2007 Institutional Investor Conference | October 9

SAIC
From Science to Solutions

Revenue Acceleration
Revenue Acceleration
Next 3 Years
Increased IR&D
Collaborating on Larger
Contracts
Acquisition Synergies
Aggressive Pipeline
Post IPO to Q208
Focus on Recompetes
BD Leadership Team
Higher Growth Markets
Organizational Alignment
CRM Phase I
Pre-IPO
IPO
FY07
Q2
FY08
Internal
Growth Rate
3% 6%
Target
6-9%
Internal
Revenue
Growth

2007 Institutional Investor Conference | October 9

Operating Margin Trend
Operating Margin Trend
* FY08 reflects mid-point
of disclosed range of 20-
30 bp improvement
5.5%
6.0%
6.5%
7.0%
7.5%
FY05 FY06 FY07 FY08*
Improving operating margin 20-30 bps per year
– Despite 40 bps of FAS 123R expense in FY07 and FY08
– FY06 margin lower because of $83M loss on the Greek contract

$ Million

$ Million

2007 Institutional Investor Conference | October 9

From Science to Solutions

0
10
20
30
40
50
60
70
80
FY08 FY09 FY10
Option Vesting Stock
Option Expense Converted to
Vesting Stock Expense
Option Expense Converted to
Vesting Stock Expense
FAS 123R expense builds to “normalized” state in FY10
Redirected many FY08 options to vesting stock (3:1)
– Vesting stock expense is allowable; option expense is unallowable
– Prior option program would have eroded annual margins 60-70 bps
– Current option programs erode margins 30-40 bps in long term state
Pre-Option Reduction Post-Option Reduction
$41
$56
$73
0
10
20
30
40
50
60
70
80
FY08 FY09 FY10
Option
$29
$36
$44
$12
$21
$29
Level
Beyond

% of Revenue

% of Revenue

% of Revenue

2007 Institutional Investor Conference | October 9

Strategic Investment Areas
Strategic Investment Areas
$0
$20
$40
$60
$80
$100
$120
$140
$160
FY05 FY06 FY07 FY08 Q2
0.0%
0.5%
1.0%
1.5%
2.0%
Bid & Proposal and Corp BD
1.7%
1.9%
1.8%
$129
$77
$126
1.8%
$157
$0
$5
$10
$15
$20
$25
$30
$35
FY05 FY06 FY07 FY08 Q2
0.0%
0.1%
0.2%
0.3%
0.4%
0.5%
IR&D
0.4%
0.4%
0.5%
$27
$34
$21
$25
0.4%
$0
$20
$40
$60
$80
$100
FY05 FY06 FY07 FY08 Q2
0.0%
0.5%
1.0%
1.5%
Corp IT
1.0%
1.2% 1.2%
$79
$96
$51
$60
0.9%
Growing our key investments
Focused on delivering either top line
growth or operational efficiencies
Expect IT spend reductions FY10

2007 Institutional Investor Conference | October 9

Margin Expansion – Key Steps
Margin Expansion – Key Steps
Cultural
Awareness
Profit
Motivation
Manager
Training
Greater
Collaboration
Reduce Corporate
Spending
More Effective
IT Systems
Aggressive Fee
Negotiation on Subs
and Materials
Avoid or
Recover Rate
Varience
Channel
Investments to High
Margin Business
Higher Contract Fees
Lower Costs
Margin
Expansion
Improve
Retention

2007 Institutional Investor Conference | October 9

From Science to Solutions

Margin Expansion – End State
Margin Expansion – End State
Ultimate margins with current business base should be 8%-9%
– Improve 20-30 bps per year
Changes in business base could change end margins
– Greater relative acceleration of logistics business (down)
– Contractor reform actions: fee limits, holdbacks, investigations
(down)
– Customer shifts in contract mix ( FP/T&M up,  CP down)
– Greater relative acceleration of products business (up)
Total 40-80 bps
Fast growth in high-margin areas 10-20 bps
More internal collaboration 10-20 bps
Enhanced fee on M&S 20-40 bps
Improve Contract Fees
Total 45-95 bps
Better rate/unallowable management 10-30 bps
Return to normal IT spend 15-25 bps
Cut overhead 20-40 bps
Reduce Indirect Costs

2007 Institutional Investor Conference | October 9

From Science to Solutions

Share Count
Share Count
Share count held in check with share repurchase program
– Future repurchases subject to market conditions, stock price, and other cash uses
Reworked equity programs—retirement plan contributions and vested bonus stock replaced with cash
Option overhang should continue to fall as larger prior year grants mature
Average Quarterly Diluted Shares
250
300
350
400
450
FY07 Q1 FY07 Q2 FY07 Q3 FY07 Q4 FY08 Q1 FY08 Q2
Preferred Shares Common Shares
Option CSEs Vesting CSEs
Option Overhang
10%
15%
20%
FY07
Q1
FY07
Q2
FY07
Q3
FY07
Q4
FY08
Q1
FY08
Q2

2007 Institutional Investor Conference | October 9

Income Statement Takeaways
Income Statement Takeaways
Revenue
Diverse contract base mitigates risk
Tracking to almost double pre-IPO internal growth rate
Operating Profit/Margins
G&A costs contained; increased BD and IR&D
Tracking to deliver 20 – 30 bps YoY improvement
Share Count
Option overhang significantly reduced
Repurchases have kept share creep in check
EPS
All EPS growth model elements on track
Targeting 15% long term growth

# of Days

$ Million

2007 Institutional Investor Conference | October 9

SAIC® From Science to Solutions

Operating Cash Flow Trends
Operating Cash Flow Trends
DSO continues to improve year over year (FY08 Q2 was exceptional)
FY08 operating cash flow reduction from FY07 driven primarily by:
– Cash partially replacing equity compensation (~$50M)
– Reclassification of excess option tax benefits to financing cash flow (~$30M)
– Income tax refund/payment timing (~$50M)
– Extra payroll tax payment in FY08 (~$40M)
(guidance)
FY06 FY07 FY08
Operating Cash Flow
FY06 FY07 FY08 Q2
DSO
0
100
200
300
400
500
600
700
40
50
60
70

SAIC

2007 Institutional Investor Conference | October 9

SAIC
From Science to Solutions

0 (25) Net Cash & Shares After Repurchases
(11) (200) Public & Private Repurchases to Keep Share Count Constant
11 175 Net Cash & Shares Before Repurchases
3 Price Appreciation
(15) Stock Repurchased to Pay for Vesting Stock Taxes
5 Option Tax Benefits Net of Shares Repurchased for Tax
25 FAS 123R Non-Cash Option Expense
3 50 Vesting Stock Non-Cash Amortization Expense
2 30 Cash Option Exercise
4 80 ESPP Gross
Share Count
(Million Shares)
Cash Flow
(Million $)
Notional FY08 Share and
Cash Flows
Notional FY08 Share and
Cash Flows
Annual equity programs increase cash flow by ~$175M
– Real cash inflows from ESPP, option exercise are ~$110M
– Non-cash expense from vesting stock & option programs are ~75M
Repurchases of ~$200M needed to keep share count constant
Annual equity grants running at ~7M options and ~5M vesting shares
– ~25% of grants are forfeited

2007 Institutional Investor Conference | October 9

SAIC From Science to Solutions

Cash Flow Takeaways
Cash Flow Takeaways
Investing Cash Flow
Capex at $70 – $80M; figure 1% of revenue
Expect acquisitions to require $300M-$400M cash per year
Financing Cash Flow
Option tax benefit ($60 - $70M/year) is real cash flow
Repurchases are an “option” based on markets/pecking order
“All In”
Net annual cash generation provides for internal growth,
acquisitions, capex, and share dilution management repurchases
Operating Cash Flow
Still exceeds net income by ~ 1.2x
More frugal with equity compensation; using ~$50M cash to offset
$60 - $70M of option tax benefit moved to financing per FAS 123R

$ Millions

Times

$ Millions

2007 Institutional Investor Conference | October 9

Balance Sheet Trends
Balance Sheet Trends
Net working
capital
excludes
cash, debt,
income
taxes, and
disc. ops.
After-tax EBIT
(Shareholder Equity + Net Debt)
ROIC =
-$500
$0
$500
$1,000
$1,500
$2,000
$2,500
$3,000
FY06 FY07 FY08 Q2
NWC Annual Percent Revenue
0%
10%
20%
30%
FY06 FY07 FY08 Q2
ROIC
Cash and Net Cash/Debt
Cash
Net Cash/Debt
(Annualized)
Debt/EBITDA
(Annualized)
FY06 FY07 FY08 Q2
0.0
0.5
1.0
1.5
2.0
2.5
0
100
200
300
400
FY06 FY07 FY08 Q2
0%
1%
2%
3%
4%
5%
6%
Net Working Capital

2008
2010
2012
2014
2016
2018
2020
2022
2024
2026
2028
2030
2032

2007 Institutional Investor Conference | October 9

Maturity of Notes (LT Debt)
Maturity of Notes (LT Debt)
Average
Interest
Rate
Libor +
350 bps
6.72% 6.52% 6.53% 5.78%
$0
$200
$400
$600
$800
$1,000
$1,200
$100 M
$300 M
$550 M
$250 M
9.00% 9.00%
6.50%
7.43%
5.78%
Interest Rate
Debt is in long-
term notes at low,
fixed rates

2007 Institutional Investor Conference | October 9

Debt Capacity
Debt Capacity
Initial capacity analysis indicates $2B in additional borrowings possible while still maintaining solid investment grade rating (BBB)
Investment
Grade
Actual S&P 500
Median
Theoretical S&P 500
Optimum
ACN
BA
SAIC
CSC
GD LMT
NOC
RTN
BAE
L3 CAI
1.4%
0.2%
1.9%
1.7%
5.8%
12.3%
10.4%
12.5%
16.9%
8.7%
4.3%
2.9%
2.2%
2.7%
1.4%
0.0%
14.7%
0%
5%
10%
15%
20%
AAA AA+ AA AA- A+ A A- BBB+ BBB BBB- BB+ BB BB- B+ B B- NR
S&P 500 Sr. Bond Rating Distribution (Excluding Financials)

2007 Institutional Investor Conference | October 9

Capital Deployment
Capital Deployment
Deploy “excess capital” wisely according to ROIC analysis
Internal growth through IR&D, strategic campaigns
Acquisitions to build out capabilities and customers
– Typically deploy $300M-$400M at about 1x revenue
– Not interested in buying simply to bulk up or deploy capital
– Focus on mid-sized deals but ready for larger
Stock buybacks through open market transaction
– 40M share authorization (~30M shares remaining)

SAIC

→

2007 Institutional Investor Conference | October 9

SAIC
From Science to Solutions

Balance Sheet Takeaways
Balance Sheet Takeaways
Assets
$1.1 billion cash on hand
Strong A/R management; DSO 65 – 70 days
Liabilities
Unfunded, 5 year credit facility $750 million
$100 million of $1.2 billion Notes due 2/1/2008
Remaining balance fixed at 6.5%
Capacity
~$750 million of cash that can be redeployed
Credit rating A–; should be able to borrow an additional $2B and still maintain investment grade rating

2007 Institutional Investor Conference | October 9

Financial Summary
Financial Summary
Sustainable growth in shareholder value
– Accelerating internal growth
– Expanding operating margins
– Deploying capital
Consistent, demonstrated progress on all fronts
Realistic, achievable path with identified enablers
– IT systems modernization expected to enable cost efficiencies
– Building pipeline of large opportunities
– Margin expansion training completed across the organization
– Improving cost discipline

SAIC Institutional Investor Conference

SAIC
From Science to Solutions

A1357

Defense Solutions Group Defense Solutions Group Deb Alderson President

2007 Institutional Investor Conference | October 9

From Science to Solutions

2
Group Structure and Focus
Group Structure and Focus
DEFENSE
SOLUTIONS GROUP
Revenue $2.5B
Group President
Deborah Alderson
Tactical Systems & Solutions
J. Gully
$300
Systems & Tech. Solutions
B. Gurley
$250
Defense & Maritime Solutions
T. Baybrook
$600M
Federal Comm. Solutions
P. Dube
$500M
C4IT
D. James
$250M
Analysis, Simulation,
Systems Eng. & Training
B. Seay
$500M
System Integration &
Enterprise Life-Cycle
Management
Technical & Software
Development – Missile
Defense Systems
Technical & Engineering
Services - Software &
Hardware
Enterprise & Complex
Network Services
C4 Engineering &
Network Centric
Integration
Modeling, Simulation &
Training; Management
Systems
Major provider for
Combatant
Commanders;
Air Force & Army
# 1 contractor to
Navy SPAWAR
System Center
San Diego
#1 DISA Contractor
Key provider to Naval
Surface/ Under Sea
Warfare Centers
Major support of
Army & Missile
Defense Agency
#1 integrator for
Future Combat
System

2007 Institutional Investor Conference | October 9

3
Key Customers and Capabilities
Key Customers and Capabilities
`
A1957-ID_06
Army
28%
Navy
26%
DISA
16%
Other
DoD
10%
Other
11%
Marines
4%
Air Force
5%
AOC – WSI
ACC CAAS III
SPAWAR System Centers
Naval Surface Warfare Centers
SEAPORT-e
MRAP
USMC SysCom
Future Combat Systems
Army Aviation & Missile Command
Human Resources Command
GIG-BE
DGS
NexGen
MDA
CoComs
Joint
Coast Guard/DHS
Fed Civil
State/Local
Modeling and simulation
Command, control and
communications
Technical and engineering
services
Enterprise and network-
centric mission related
systems
Systems engineering and
integration

2007 Institutional Investor Conference | October 9

4
Vision and Strategic Intent
Vision and Strategic Intent
The preferred thought leader and value-driven implementer of complex integrated enterprise and defense solutions that improve our national security and our customers’ mission success
Increase large systems business…SE&I/Engineering agent
Lead in interoperable, SOA solutions for joint C2 & C4
Build Cyber Related Business & Solutions
Expand modeling, simulation, and training footprint
Grow missile defense business
Leverage FCS capabilities

2007 Institutional Investor Conference | October 9

SAIC
From Science to Solutions

5
Major Growth Drivers
Major Growth Drivers
People First – We hire the right people at the right time and treat them as our number one asset
Integrated focus; no longer constrained by individual business units focused on a customer
– Broad focus across the entire defense spectrum
– Integrated systems solutions leveraging unique enterprise and system of systems experience
Expertise in systems engineering and integration throughout the life-
cycle; a cradle-to-grave market orientation
Honest broker, unconstrained by OEM culture, permitting capability and value-driven solutions through an open business model
Proven history of solving complex problems of national significance
Flexibility in applications…engineering agent, LSI,  Prime…large program pursuits.  Capable of defining, winning and executing complex, life-cycle solutions programs
Adept at task order execution as well as large scale program opportunities

2007 Institutional Investor Conference | October 9

From Science to Solutions

6
Maturity of Business Portfolio
Maturity of Business Portfolio
EMERGING                           GROWTH                            MATURE                               MARKET MATURITY
VALUE
MODELING AND SIMULATION
STUDIES ANALYSIS & MANAGEMENT SERVICES
NETWORK MANAGEMENT
SERVICES
TECHNICAL AND ENGINEERING SERVICES
NETWORK CENTRIC COMMAND, CONTROL AND
COMMUNICATIONS
ENTERPRISE & CAPABILITY
MANAGEMENT
• Foundation for capability management
• Builds on technical expertise
• Focused on the front end of system life cycle
• Grow and further secure our traditional base
• Leverage technical expertise, customer intimacy,
subcontractor management, and honest
broker status
• Leverage second-to-none
knowledge of DISA core network
• Expand to Services, other
government agencies
• New approach to SE&I
delivering required capability
without contractual authority
over subs
• SE&I “agent” delivering an open, composable C3
“platform” to meet evolving customer needs
• FCS; MRAP integration
• Apply proven reconfigurable simulator technology to
growing flight simulation market
• Leverages leadership in constructive and virtual
simulations

2007 Institutional Investor Conference | October 9

7
Strategy for Future Growth
Strategy for Future Growth
1990s Early 2000 Today 2010
Complex Stove-piped
Systems
Emergence of
“General Contractors”
Full Life Cycle
Capability Solutions
Acceleration of Shift from
Products Toward
Capability Solutions
•
Life Cycle Systems/
Solutions focused on
capability
•
Acquisition Reform/need
for honest broker
– Make the Homeland
Secure
– Integrated Missile Defense
– Global Strike
– CANES
Vertically Integrated
Complex Systems
Life Cycle Capability
Solutions
Engineering
System Integration
Capability
Management
•
LSI Performance and
Congressional oversight
drives some Acq. functions
back to Government
•
SE&I Contractor as an
agent for PMO
– SBI NET
– DLA- Global FASI
– Deepwater- Restructuring
•
Net-centric warfare
(Network versus Platform)
•
DoD/DHS hires LSI’s to
address SoS complexity
– FCS
– Deepwater
•
Systems Integration
market dominated by a few
systems programs
•
Little integration/
interoperability across
systems
– Missile Defense
– Joint Strike Fighter

2007 Institutional Investor Conference | October 9

SAIC
From Science to Solutions

8
President’s Summary
President’s Summary
PEOPLE FIRST
AGGRESSIVE AGILE
ADAPTABLE
Task Order
Marketing
Pure Play
Opportunistic
Stay Ahead
Streamlined
BD Process
Margin
Expansion
Customer Intimacy
Competition
Target Campaign
Protect the Base
Follow the $$
The Way Ahead: Aggressive…Agile…Adaptable
Organic Growth

SAIC Institutional Investor Conference

SAIC
From Science to Solutions

A1367

Defense Solutions Group— Future Combat Systems Defense Solutions Group— Future Combat Systems John Gully Tactical Systems & Solutions Business Unit General Manager

2007 Institutional Investor Conference | October 9

SAIC
From Science to Solutions

2
Army Leadership’s View of FCS
Army Leadership’s View of FCS
Principal Army modernization program
Benefits all US ground forces
Builds on Army modular force organization
Provides advanced capabilities
Increases operational and strategic options
Most affordable, effective way to modernize
“We never want a fair fight, and with FCS, our Soldiers will have the ability to see first, understand first, and act first. FCS serves the present through spin-outs, but it is the future. We must keep it on
track.”
The Honorable Pete Geren - Secretary of the Army
AUSA Institute of Land Warfare Breakfast - May 10, 2007
“FCS technologies will be vital to the Army’s ability to fight a nontraditional war such as the combat in Iraq. We’re up against an adaptive, asymmetric enemy who is changing his tactics every day. We need to give our soldiers every advantage.”
General George Casey, Jr. – Chief of Staff, U.S. Army
DefenseNews.com - 25 April 2007

2007 Institutional Investor Conference | October 9

SAIC From Science to Solutions

3
FCS System-of-Systems (SoS)
FCS System-of-Systems (SoS)
Manned Ground Vehicles (MGV)
Non-Line of
Sight Mortar
(NLOS-M)
Medical Vehicle Treatment (MV-T)
FCS Recovery and
Maintenance
Vehicle (FRMV)
Unmanned Aerial Systems (UAS)
Class I UAS
Class IV UAS
Unattended Ground Systems (UGS)
Tactical and Urban Unattended
Ground Sensors
Unmanned Ground Vehicles (UGV)
Small UGV (SUGV)
Armed Robotic
Vehicle – Assault
(Light) (ARV-A-L)
MULE-C MULE-T
Mounted Combat
System (MCS)
Infantry Carrier
Vehicle (ICV)
T-UGS U-UGS
Medical Vehicle
Evacuation (MV-E)
Non-Line of Sight
Launch System
(NLOS-LS)
Multifunction Utility/
Logistics
and Equipment
Countermine and
Transport
Reconnaissance
And Surveillance
Vehicle (RSV)
Command
and Control
Vehicle (C2V)
Common Chassis
APS
MRM
Medium
Range
Munitions
Centralized
Controller
Notional
Non-Line of
Sight Cannon
(NLOS-C)

Best of Industry
CSC
BAE SYSTEMS
DRC
IBM
iRobot
Honeywell
GENERAL DYNAMICS
Raytheon
LOCKHEED MARTIN
TEXTRON Defense Systems
NORTHROP GRUMMAN
OVERWATCH
BOEING
Army / Defense
The Army's LSI
SAIC

2007 Institutional Investor Conference | October 9
SAIC From Science to Solutions

4
Lead Systems Integrator (LSI)
Lead Systems Integrator (LSI)
Focuses on system engineering, system integration, system
planning and control
Gets best of industry to work the hardware / software
Total system integration responsibility

Best of Industry
BAE SYSTEMS
IBM
iRobot
Honeywell
Raytheon
OVERWATCH
Army / Defense
BOEING
The Army's LSI
SAIC

2007 Institutional Investor Conference | October 9

SAIC
From Science to Solutions

5
FCS One Team – Changing the
Way We Do Business
FCS One Team – Changing the
Way We Do Business
Lead Systems Integrator provides total system-of-systems integration, brings all stakeholders together, and delivers capability faster to our Warfighters
30% reduction in development-to-field timeline
One integrated management team vs. multiple independent teams
One step design process to integrate requirements to capabilities
Delivers and integrated family of systems for the FCS Brigade Combat
Team (FCS BCT), vs. a collection of individual platforms
The whole is greater than the sum of the parts
Best of industry
Reduced life cycle cost
Commonality across systems
Designed-in availability
Less Expensive
Better
Faster

Best of Industry
CSC
BAE SYSTEMS
IBM
iRobot
Honeywell
GENERAL DYNAMICS
Raytheon
TEXTRON Defense Systems
NORTHROP GRUMMAN
OVERWATCH
BOEING
Army / Defense
The Army's LSI
SAIC

2007 Institutional Investor Conference | October 9

SAIC
From Science to Solutions

6
SAIC FCS SDD Program Summary
SAIC FCS SDD Program Summary
SAIC and Boeing have formed a badgeless team in which SAIC shares Program and IPT leadership roles
– Deputy Program Manger
– Chief Architect
– Chief Analyst
SAIC’s technical leadership roles include:
– Land Warfare Technology – MGVs, UGVs, C4ISR
– Unmanned Aerial Vehicles
– Operational and System of Systems Architecture Design & Analysis
– System Engineering & Integration
– Specialty Engineering – Training, Logistics
– Distributed Interactive Simulation, Test & Evaluation
– Software Integration
– Risk Management
SAIC’s Product Team leadership roles include:
– Integrated Simulation & Test
– Technology Development
– Training Systems
– Unmanned Ground Vehicles
– Warfighter Systems
SAIC’s Business Process roles include:
– Earned Value Management Systems
– Supplier Management & Procurement
– Quality Assurance
Workshare: 15% of Boeing contract cost (SAIC $2.7B)
Contract Type: CP FF/IF
Fixed Fee: 7.5%
Incentive Fee: 7.5%

2004-2006
2006-2010
2010 and beyond

2007 Institutional Investor Conference | October 9

7
Related Advanced Developments
– DCGS-A (V3)(2007)
– Excalibur (2007)
– LUH (2008)
– WIN-T Inc 1 (2008-09)
Lessons Learned
OIF and OEF
RAVEN Tactical UAV
Interceptor Body Armor (IBA)
Counter IED (Warlock, Duke)
Uparmored Vehicles (UAH, AoA)
Buffalo mine-clearing vehicle
FCS – System Development and Demonstration
Spin Out 1 FY
2008-10
Spin Out 2 FY
2010-12
Spin Out 3 FY
2012-15
- Limited Battle Command
- JTRS (GMR/HMS)
- Unattended Ground
Sensors
- Non-Line of Sight Launch
Systems
Systems/ Component
- APS
- Mast Mounted
Sensor
Options:
- Small UGV
- Class 1 UAV
- ABCS to FCS Battle
Command
- ARV-A-L
- Small UGV
- Class I UAV
- Class IV UAV
Core
Program
Delivery
FY 2015
Joint
Networked
System of
Systems
Army Modernization Strategy
Army Modernization Strategy
– GSS (2010-14)
– ARH (2010-2014)
– JTRS AMF (2011-12)
– JTRS (GMR/HMS)
– Apache Longbow Block III (2011)
– JLTV (2012-13)
– WIN-T Inc 2 (2014)
Future
Fielding 6 current force BCTs/yr (76)
Fielding 15 FCS BCTs
Current
Infantry Stryker Heavy FCS Infantry Stryker Heavy
Networked Sensors/
Shooters
Schedule
Network and Ground/
Air Vehicles
A1957-ID-07

SAIC Institutional Investor Conference

SAIC
From Science to Solutions

8
FCS FY08 Funding
FCS FY08 Funding
FY08 President Budget at $3.7B…RDTE & Production
Congressional Marks
SAC-D:  FCS fully funded at $3.7B
No Adverse Language
HAC-D:  Net cut of $406M
$190.3M from MGV
$167.0M for Program Management (incl +$25M for
Small Business Tech Insertion)
+$1.1M for UAV
$3.1M for UGV
$47.0M for Sustainment & Training
SASC:  FCS fully funded at $3.7B
Added $90M to restore Armed Robotic Vehicle
program
Added $25M to accelerate APS for Stryker
HASC: Cut $867M
$21.0M for CL IV UAV
$46.7M for MULE UGV
$233.0M from MGV
$566.3M for Program Management and Fee
Senate House

2007 Institutional Investor Conference | October 9

9
FCS Status and Outlook
FCS Status and Outlook
LRIP J&A signed by ASA Claude
Bolton on 11 July 2007
– FY08 – FY13 President’s Budget
identifies funding for the program
– 18 MGV Early Production
Vehicles
– Spin Out 1: 17 BCTs
– Spin Out 2: Enhanced
Capabilities for Stryker
– Spin-out 3: 9 BCTs
– FCS: 3 BCTs (LRIP)
– Logistics & Network Services,
Training, and Fielding (LRIP)
Army deployed ~1000 soldiers to
Ft Bliss to evaluate FCS
Key Highlights / Indicators
– On budget, on schedule
– Successful experiment 1.1 soldier
exercise
– Delivered FCS Build 1 software
(~5M SLOCs)
– Delivered first 12 current force
network “Kits”
– Initiated FCS Production planning
– Discovery Channel “Future
Weapons”
– Major Prototype Builds Underway
- All systems
65 test activities underway…all
platforms in testing
Strong Momentum…

Farm Implements

2007 Institutional Investor Conference | October 9

10
FCS Expansion
FCS Expansion
+1
X15
Infantry Modular BCT
Stryker Modular BCT
Heavy Modular BCT
X63
SPT BDEs
X198
Also includes Configuration Management & Logistics Support
FCS BCT
Current Contract Future Opportunities

2007 Institutional Investor Conference | October 9

SAIC
From Science to Solutions

11
SAIC Capability Management –
Addressing The Future Need
SAIC Capability Management –
Addressing The Future Need
Exploits SAIC’s front-end strength, SoS qualifications, domain expertise across full life-cycle, honest broker reputation and ability to partner with our customers to incorporate best-of-breed capabilities into full life-cycle, best value solutions
– Address our customers’ capability needs, not just their equipment needs
– Provide disciplined SoS Life Cycle SE&I processes that are not corrupted by a solutions view focused on platforms
– Enable greater innovation by supporting honest equipment trades
– Maximize probability of getting it right the first time and meeting customer expectations
– Achieve greater adaptability and flexibility through emphasis on GOTS/COTS, upgrades and spirals to offer a more robust solution (re: addressing changing user challenges)
Studies &
Analysis
Operational
Design
System
Optimization
Reqmts &
Specs
Design &
Code
Assy,
Integrate &
Test
Production Train Field Support
Capability Management Throughout the Life Cycle

Intelligence, Security and Technology Group Intelligence, Security and Technology Group Stu Shea President

2007 Institutional Investor Conference | October 9

2
Group Structure and Focus
Group Structure and Focus
INTELLIGENCE,
SECURITY and
TECHNOLOGY
GROUP
Revenue $2.8B
Group President
Stu Shea
Space and Geospatial
Intelligence
Tony Moraco
$450M
Intelligence and
Information Solutions
Larry Cox
$450M
Technology and
Advanced Systems
Jurgen Gobien
$650M
Operations, Intelligence
and Security
John Thomas
$800M
Information Operations,
Assurance, and Security
Mission Integration
Leo Hazlewood
$450M
National Intelligence
Science R&D / Systems
Engineering and Prototyping
National Security Space /
Intelligence Production
Defense Intelligence and
Operations Support
#1 NCTC technical
services contractor
#1 NGA contractor for
geospatial products
Leading provider of
operational intelligence
support to deployed forces
#2 NSA technical
services contractor
#1 DARPA R&D
contractor

2007 Institutional Investor Conference | October 9

3
Key Customers and Capabilities
Key Customers and Capabilities
Air Force
17%
National
Security
62%
Army
13%
Navy
6%
Other
Gov’t
4%
• Counterterrorism Analysis
• Policy Support
• Digital Asset Systems
• IT Planning & Oversight
• Watch Center Support
• Translation Support
• Analytical Training
• HUMINT Support
• Geospatial Production
• SE&I
• QRC
• Advanced SIGINT Processing
• Space Hardware
• Cryptologic Support
• Development and Integration
• ONI/NMIC Analysis
• Special Programs Support
• Cryptologic Support
• Information Dominance
• Joint Intelligence OPS
• NGIC Analysis
• Target Intelligence Analysis
• Counter IED
• Advanced R&D
• Operations Research
• Space Systems Design
• SE&I
• Air / Space S&T Analysis
• Technology Studies
• UAS Support

OFFICE OF THE DIRECTOR OF NATIONAL INTELLIGENCE
UNITED STATES OF AMERICA

2007 Institutional Investor Conference | October 9

SAIC
From Science to Solutions

4
IST Group Supports the Entire
Intelligence Community
IST Group Supports the Entire
Intelligence Community
Cryptologic Support
Development and Integration
ONI/NMIC Analysis/ACINT support
Special Programs Support
Technical Support
SETA (SIGINT, COMM, AS&T, DSI&E)
Special Technology Development
Advanced SIGINT Processing
Advanced Technology Studies
Operational Experiments
All-source Analysis
Collection Management
S&T Analysis
Translation Services
Analytic Support
Analytic Training
CI Analysis
DNA Indexing
Information Sharing (LEO)
Intel Analysis & Technical Operations Support
Watch Center Support
Identity Management Support
Cryptologic Support
Information Dominance
Joint Intelligence Operations
NGIC Analysis
Target Intelligence Analysis
Air/Space S&T Analysis
Cryptologic Support
IO/IA/IW Support
Requirements Support
War Gaming Support
Cryptologic Support
CT Database Support
Geospatial Support
MCIA Database Support
Analytical Support
CBR Support
Gamma Ray Vehicle Inspection
IT Support
IA and C&A Support
Analytical Training
Conference Support
HUMINT Support
Strategic Planning
Technical Collection
Technical Training
Translation Services
S&T Analysis
Equipment QRC
IO/IA/IW Support
Processing QRC
SIGINT Architecture
Signal  and S&T Analysis
Acquisition Support
Collection Management
Geospatial Production
Policy Support
SE&I
Studies and Assessments
Counterterrorism Analysis
Customs Enforcement
Geospatial Architectures
Planning and Policy
Watch Center Support
COOP
Operations Research
Nuclear Technical Support
Enterprise Security
Studies and Assessments
Technical Services
Translation Services
Special
Access
Required
Defense
Intelligence
Agency
National
Security
Agency
Army
Intelligence
Navy
Intelligence
Air Force
Intelligence
Marine
Corps
Intelligence
Department
of State
Department
of Energy
Department of
Treasury
Department of
Homeland
Security
Federal Bureau
of Investigation
Drug
Enforcement
Administration
Coast
Guard
National
Geospatial
- Intelligence
Agency
National
Reconnaissance
Office
• CT Analysis
• Policy Support
• Digital Asset Systems
• Administrative Services
• IT Planning & Oversight
• Watch Center Support
• Strategic Planning
Analytic Support
CBW Vulnerability
Embassy Security
Strategic Planning
Facial Recognition

2007 Institutional Investor Conference | October 9

SAIC
From Science to Solutions

5
Vision and Strategic Intent
Vision and Strategic Intent
Top provider of full spectrum intelligence and security solutions to the national security community:
– Preferred partner for analysis, IT, ops support, tech ops support, and system engineering and integration capabilities to the Intelligence and National Security
Communities
– Leading provider of intelligence services to downrange and contingency ops
– Principal support contractor for the evolution of the O/DNI, Department of Homeland
Security, and Department of Defense Joint Functional Component Commands
Leading provider of intelligence, tools, and services for information and network operations in defense, government, and commercial infrastructure markets
Top SE&I provider for DoD and NRO in National Security Space
Top-global provider of all aspect, end-to-end physical, cyber and converged security solutions
Top developer and integrator for intelligence, surveillance, reconnaissance, and targeting systems
#1 Provider of system engineering and integration services for federal government’s large scale, multi-vendor Systems-of-Systems
#1 Provider of specialized, rapid-response technologies to enable intelligence and national security missions
Leading provider of security, operational intelligence, and technology solutions for U.S. strategic partners supporting U.S. international security objectives
Frontline Partner in National Security and Intelligence
A vital member of
the National
Security
Community….
confronting its
toughest
challenges
Performing
mission-critical
tasks for our
nation’s most
important
customers

2007 Institutional Investor Conference | October 9

6
Our People are our #1 Discriminator
Success Depends on
the People on our Team
Success Depends on
the People on our Team
Breadth and depth of Group market penetration
– Strategic, operational, and tactical levels
– Location, location, location
Breadth and depth of science and technology expertise
– 33 of 64 SAIC Fellows in IST
– Performing over half of all SAIC IR&D research
– 5 patents issued in FY 08
USSTRATCOM Strategic Advisory Group
AFCEA Intelligence Committee
Intelligence and National Security Alliance
Information Technology Association of America
Defense Science Board
Military Intelligence Corps Association
Marine Corps Intelligence Association
National Correlation Working Group
NGA Advisory Board
USGIF & GEOINT Symposium
NSA/DARPA Leadership Panel
Our Senior Executives Play Leadership Roles
in a Wide Variety of External Organizations
Operational acumen
Real experience in enterprise systems
Flexibility to provide special services
Leading provider of cleared personnel

2007 Institutional Investor Conference | October 9

7
Maturity of Business Portfolio
Maturity of Business Portfolio
A1957-ID-11
VALUE
R&D, T+E,
EARTH SCIENCES
IC AND DOD
INTELLIGENCE
SURVEILLANCE,
RECONAISSANCE,
and TARGETING
HOMELAND
SECURITY and
DEFENSE
DOWNRANGE
OPERATIONS
SPACE
SUPERIORITY
CYBER-SECURITY
OPERATIONS
INTEGRATED
SECURITY
SOLUTIONS
INFORMATION
OPERATIONS
GLOBAL
CHANGE IMPACT
EMERGING                            GROWTH
MATURE                               MARKET MATURITY

JOINT C2 MISSIONS & USERS

SAIC
SAIC

2007 Institutional Investor Conference | October 9

SAIC
From Science to Solutions

8
Explosive Growth Opportunities
Explosive Growth Opportunities
Cyber-Security Operations
– Integrated defensive and offensive computer operations that protect national military, government, and industrial networks
– $20B Market Value (09-11)
Space Superiority Mission Systems
– Satellite and ground systems that support space surveillance and offensive / defensive counter-space missions
– $6B Market Value (09-11)
Downrange Operations
– Operational services and products that support defense and intelligence overseas missions
– $1B Market Value (09-11)
Global Change Impact Services
– International operational intelligence and security services driven by global change
– $0.5B Market Value (09-11)

Xichang

2007 Institutional Investor Conference | October 9

From Science to Solutions

9
Space Superiority:
A National Imperative
Space Superiority:
A National Imperative
On January 11, 2007, the
Chinese demonstrated the ability
to destroy Low Earth Orbit (LEO)
satellites with a Direct Ascent
Anti-Satellite (DA ASAT) missile.
– D/NRO acknowledged Chinese
laser tracking of US EO - LEO
satellite in 2006 (Space News)
– Intelligence Estimates project
Chinese satellite-to-satellite
capability in 2009 (AWS&T)
SAIC will continue to perform on a broad range of space programs covering a wide range of technologies and operations (communications, navigation, imaging), but is targeting a growth market in the space superiority area – driven by these international events
SAIC has participated on the cutting edge of the national space superiority initiative with thought leadership, operational sensor systems, and analytical support

2007 Institutional Investor Conference | October 9

SAIC
From Science to Solutions

10
President’s Summary
President’s Summary
We have a passion for executing the mission and a commitment to take on tasks of vital interest to the Nation…our people are mission critical
We have deep domain expertise in every mission area we support and we are the best at what we do… recognized national treasures walk our hallways
We apply creative science and disciplined engineering to create innovative solutions for our customers – people for whom we care and strive for their success
We work as imaginative, driven, entrepreneurial teams and we move mountains to deliver results
We share in our customers’ success, and we thrive on the hard work that gets us there
At the same time, we take pride in our high ethical standards and joy in doing good deeds for our communities, families, friends, neighbors and fellow employees
Our work enriches us and it is an honor to be part of SAIC

SAIC Institutional Investor Conference

From Science to Solutions

A1357

Information Technology and Network Solutions Group Information Technology and Network Solutions Group Charles Koontz President

2007 Institutional Investor Conference | October 9

From Science to Solutions

2
Group Structure and Focus
Group Structure and Focus
INFORMATION
TECHNOLOGY &
NETWORK
SOLUTIONS GROUP
Revenue $1.5B
Group President
Charles Koontz
Technology Development &
Science Discovery for Diagnosis &
Treatment of Cancer & AIDS
Managed IT & Infrastructure
Services
Health IT, Public Health &
Biomedical Research
Global Energy and Life
Sciences Solutions and
Integration Services
Top Tier Provider for IT
Services in Oil & Gas
Upstream
Sole Source Contractor for
the National Cancer Institute
#1 Provider of DHS data
center migration,
consolidation, and
transformation solutions
Top 3 Provider of IT
Services to the Dept. of
Health & Human Services
Enterprise Solutions
R. Cash
$600M
Health Solutions
B. McCord
$350M
Commercial Business
Services
D. Charles
$550M
SAIC-Frederick
(NCI)
L. Arthur

2007 Institutional Investor Conference | October 9

3
Key Customers & Capabilities
Key Customers & Capabilities
Federal,
DoD &
Commercial
Health
30%
World-wide deployment and support of
IT Health Solutions
Disease Surveillance and Bioterrism
Research Support and Knowledge
Management
Enterprise IT Optimization
Full-Service IT Provider
Enterprise and Business Strategy Solutions
Infrastructure and Applications Rationalization,
Consolidation and Transformation
Information Content and Data Mgmt Solutions
Infrastructure Services Mgmt and Support
Civilian
Government
35%
Commercial
Energy
35%
– CDC
– NCI-Frederick
– TRICARE
– Pfizer
– BP
– Scottish Power
– Entergy
– DHS
– NASA
– State/Local
A1957-ID-09
Digital Oil Field Solutions
Refinery of the Future Solutions
Advanced Metering Infrastructure
Application Development & Maintenance
Enterprise Architecture
Global Data Management
Managed Network Services
Infrastructure Outsourcing

2007 Institutional Investor Conference | October 9

4
Vision & Strategic Intent
Vision & Strategic Intent
DHS: achieve top-3 IT solutions provider status
– Capture 3 data center migrations
– Maintain #1 share position in EAGLE task order awards
Expand NASA business following UNITeS re-compete win
Become Top 5 provider of data management services in US & UK Energy
Become Top 5 provider of IT services for Oil and Gas Upstream
Become #1 IT provider to the Military Health System
Expand role at CDC beyond bio-surveillance
Double our revenue at NIH
Become a top-3 provider of IT services at VA
– including VHA, VBA and administrative groups
Become a preferred contractor at CMS
The Information Technology and Network Solutions center of excellence for SAIC with responsibility for the Federal DoD (non-war-fighting), Federal Civil, Health, and
Commercial & International markets.  By expanding our presence in these markets, we will diversify our business thereby improving our resiliency to accommodate any
DoD market shifts.

2007 Institutional Investor Conference | October 9

SAIC
From Science to Solutions

5
Major Growth Drivers
Major Growth Drivers
Use of domain knowledge to deliver IT business solutions
ISO, ITIL, and CMMI certifications ensure customer focus and continuous improvement
Flexible, platform-independent pricing models fit all client needs (both federal and commercial) and bring creative pricing strategies to the federal space
“Skin in the Game” performance metrics ensure strong, sustainable performance
Integrated Services Management Center (ISMC) and SAIC India delivers outstanding infrastructure support services at reduced cost for federal and/or commercial clients
Migration, consolidation, transformation model reduces footprint and cost of infrastructure and provides long-term cost reduction and performance improvement as applications and data are transformed
Strong focus on specific vertical markets with outstanding pipeline—
Homeland Security, Health, and Energy—provide the domain knowledge to deliver business solutions

2007 Institutional Investor Conference | October 9

6
DHS, Federal Health
(MHS, VA, HHS, incl. NIH, CDC,
FDA, CMS & NCI),
NASA (UNITeS),
Commercial
(Energy, Pharma)
NASA (other IT), Census,
DOT, FAA, SSA NRC, OPM,
SBA, Smithsonian, DOL,
HUD, Armed Services IT,
State and Local Gov,
Process Industries
Opportunistic
Markets
EPA,
Agriculture,
IRS, DOE (IT),
Commerce
UK Public Sector
(Central Gov)
“Pre-Strategic” Markets
Strategic Markets
Energy
Strategic Campaigns
Major Growth Markets
Major Growth Markets
Health

2007 Institutional Investor Conference | October 9

7
Strategic Campaign - Energy
Strategic Campaign - Energy
Core Business
– Upstream Oil & Gas
• Enhanced Oil recovery / Digital Oil Field
- Engineering & IT Services
– Downstream Oil & Gas
• Pipelines, Refineries, Fuels, Retail
– Power generation
• Efficiency using Fossil Fuels
• Carbon Capture and Sequestration
– SmartGrid Solutions (T&D)
– Energy Management Services
• Benham Associates
– Remote Power systems
Key Customers and Programs
– BP: Field of the Future
– Shell: Collaborative Work
Environments
– Marathon: IT Outsourcing
– Entergy: Applications & IT
Infrastructure
– Scottish Power: IT Outsourcing
Innovative Capabilities, Solutions and
Technologies
– Process Modeling and Simulation
– Process Optimization
– Economic & Business Modeling
– Regulatory Consulting
– Environmental Solutions
– Command & Control Systems
– Products (Robotics, Inspection, etc.)
– Outsourced R&D
– Engineering Services (domain)
– IT (Apps, Data, Infrastructure)

2007 Institutional Investor Conference | October 9

SAIC
From Science to Solutions

8
Strategic Campaign - Health
Strategic Campaign - Health
Core Business
– Health Information Technology
• Electronic Health Records
• Technical & Semantic
Interoperability
• Privacy Protection
• Data Mining & Knowledge Extraction
• Federated Systems
– Public Health
• Biosurveillance
• Situational Awareness,
Bioinformatics
• Technical & Semantic
Interoperability
– Life Sciences
• Biomedical/Clinical Research
• Clinical Trials Information Exchange
(CRIX)
• Adverse Events Surveillance
– Health Services
• Medicare Program Integrity
• Behavioral Health
Key Customers and Programs
– Military Health System: CHCS
Legacy Support, Tricare Online
– Department of Veterans Affairs:
VistA Contractor Support
– Centers for Disease Control and
Prevention: BioSense
– National Institutes of Health:
Malaria Vaccine Production
Support
– National Cancer Institute: NCI-
Frederick FFRDC, caBIG
Innovative Capabilities,
Solutions and Technologies
– Medical Terminology Provisioning
– Health Grid
– Drug Safety Information
Exchange
– Translational Research
– DoD/VA Data Sharing
– Disease Surveillance

2007 Institutional Investor Conference | October 9

9
Bio-Surveillance & Epidemiology
Maturity of Business Portfolio
Maturity of Business Portfolio
Cancer & AIDS Research
Data Lifecycle
Management
Software Portfolio Management
• SOA  & WS infrastructure & business process enablement &
governance
• Apps development in focused market domains (i.e. MHS, HHS,
DHS, Oil & Gas)
• Legacy apps consolidation & rationalization
Data Lifecycle Management
• Business Intelligence & Data
Warehouse
• Enterprise Content Management
• Knowledge management for Drug
Discovery
• Information Security & Assurance
• GIS and Data Analytics for supply
chains
Managed IT Services & Infrastructure
Business Analysis & IT
Transformation
• Bio-terror threat detection & mitigation
• Drug safety adverse events reporting
• Pandemic detection and response services
• Data center consolidation
• Security infrastructure design, and integration
• Managed networks
• Service Centers (ISMC, NOC/SOC, India)
• Technology assessment
• Early Clinical Trial R&D
• Bio-Medical Computing
• Enterprise Architecture
• Business Process Optimization &
Automation
• Shared Service Integration
• Utility Computing / SaaS
Energy
Solutions
• Digital Oil Field
• SmartGrid
• Enhanced Oil
Recovery
• Bio-Fuels
VALUE
EMERGING                            GROWTH
MATURE                               MARKET MATURITY

2007 Institutional Investor Conference | October 9

10
President’s Summary
President’s Summary
We are well positioned to deliver growth and margin
improvement through prudent execution of our strategy
– Invest to grow faster in “strategic” markets: DoD & Civilian Health,
Homeland Security, Commercial Energy & Life Sciences
– Launch solution campaigns in Energy & Health and prepare to invest in our “pre-Strategic” markets in FY10/11
– Increased competitiveness via agile business models (e.g., service catalogue, performance based pricing)
– Export our defense, intelligence and IT offerings to selected
International commercial markets
– Grow our high margin key business area via organic investments and
M&A in business intelligence, software and IT transformation

SAIC

SAIC Institutional Investor Conference

SAIC
From Science to Solutions

Infrastructure, Logistics and Product Solutions Group Infrastructure, Logistics and Product Solutions Group Joe Craver President

2007 Institutional Investor Conference | October 9

SAIC From Science to Solutions

2
Group Structure and Focus
Group Structure and Focus
INFRASTRUCTURE,
LOGISTICS and
PRODUCT
SOLUTIONS GROUP
Revenue $2.0B
Group President
Joseph W. Craver III
Security and
Transportation
Technology
A. Preston
$200M
Science and Systems
Engineering Solutions
C. Zang
$450M
Logistics, Engineering,
and Product Support
Solutions
J. Cuff
$600M
Engineering and
Infrastructure
R. Shokes
$450M
Systems Engineering,
Mission Support, and OT&E
Homeland Protection
and Preparedness
J. Ferriter
$350M
CBRN and Preparedness
Services and Solutions
Logistics and Product
Support Solutions
Non-Intrusive Inspection &
Rad Detection Products
Environmental, Energy, and
Engineering Services
#1 Provider of CBRN
Services
#1 installed base of large
NII equipment
Top 10 provider
#1 Technical services
NASA contractor
#1 Non-OEM provider to
Defense Logistics Agency

SAIC

2007 Institutional Investor Conference | October 9

3
Key Customers and Capabilities
Key Customers and Capabilities
Homeland
Security and
Defense
26%
NASA,
Global Climate
Change and
Other
21%
Energy,
Environment
and
Infrastructure
25%
Safety and Mission Assurance
Earth Sciences Data Integration
Operational Test and Evaluation
Energy Management
Environmental Services
Design/Build of Tech-
Intensive Infrastructure
Supply Chain Management
Asset Visibility
Logistics Systems
Product Support Integration
Integrated Container Inspection
Radiation Detection
CBRN Services and Systems
Non-Intrusive Imaging Systems
Transportation Automation
Logistics and
Product
Support
27%
– DLA
– DoD
– NASA
– NOAA
– USGS
– FAA
– Comm’l
– DoD
– DOE
– DHS
– DoD
– Int’l

2007 Institutional Investor Conference | October 9

SAIC
From Science to Solutions

4
Vision and Strategic Intent
Vision and Strategic Intent
#1 Non-OEM Sustainment provider to DoD
#1 Operational Test and Evaluation provider for DoD
#1 Provider of Security Products for ports and borders
#1 provider of CBRN/ All-Hazards preparedness systems and
services in US
Top 3 Integrated Energy Management Services provider
#1 Integrator of Earth sciences/ climate change data in support of research and national policy formation
Provide Life-Cycle Technical Solutions with Deep Domain Content to Homeland Security, Energy, Logistics, Environmental, and
Earth Sciences Markets

2007 Institutional Investor Conference | October 9

From Science to Solutions

5
Major Growth Drivers
Major Growth Drivers
Superior performance in Non-Intrusive Inspection
– Patented technology drives greater penetration and throughput, smaller footprint
– Security and Commerce
Proprietary technology platform drives supply chain efficiency
Deep CBRN expertise makes us private sector supplier of choice
End-to-end Energy Management Services solution provider
Deep talent base and exceptional reputation in Test and
Evaluation community keeps us the market leader
Deep reputation for quality and commitment to safety at NASA
Lifecycle technology deployment skills and experience
Robust Health and Safety program and record of success
6
SAIC combines deep domain and technical expertise with customer understanding to deliver Life-Cycle Technology Solutions across our markets

2007 Institutional Investor Conference | October 9

6
Maturity of Business Portfolio
Maturity of Business Portfolio
Energy
Homeland Security/Defense
Environmental/ Infrastructure
Build Commercial Energy business lines
Leverage Lifecycle Solutions Delivery acquisition(s)
Leverage Lifecycle Solutions Delivery acquisition(s)
to grow capabilities
Follow Commercial customers internationally
ICIS/HE deployment
Grow product portfolio
Expand CBRN services
Expand on training portfolio
Traditional Logistics &
Systems Engineering
Prime Vendor/ Managed Services
Testing & Evaluation
Adapt to changing procurement patterns
Streamline systems
Position for next NASA era
Pursue growing govt. outsourcing
opportunities
Increase value added
VALUE
EMERGING                            GROWTH
MATURE                               MARKET MATURITY

2007 Institutional Investor Conference | October 9

7
Integrated Strategy
for Trade Security
Integrated Strategy
for Trade Security
P7500
High Energy Product Line
Data analysis,
management, and
integration
ICIS S/W Platform
Rapid IR&D
Program
+
Integrated Cargo Inspection
System – ICIS
SAFE Ports/ SFI pilots
Military Mobile VACIS
VACIS Family of Products
Gamma-based
Radiation Monitors
Mobile VACIS
Relocatable
Rail
Pallet
Portal
Optical Character
Recognition
P H A S E   1
P H A S E   2 P H A S E   3
Mobile
Rail
Other

2007 Institutional Investor Conference | October 9

8
CBRN Lifecycle Solutions
CBRN Lifecycle Solutions
Basic Research Applied  Research Engineering &
Design
Analysis &
Assessment
Integration &
Implementation
Training & Exercise Logistics &
Sustainment
From Science to Solutions
Edgewood Chem
& Bio Center
Naval Research
Lab
DTRA
Natick Soldier
Center
Naval Health
Research Center
Chemical
Weapons
Disposal Support
CBRNE Mail
Screening
CB Protective
Mask Programs
Department
of Defense
Installation
Protection
CB Protective
Mask Programs
Natl. Guard
Analytical
Laboratory
Systems
Center for
Domestic
Preparedness
Army Chemical
and MP School
Edgewood Chem
& Bio Center
US Marine Corps/
Pre-Positioned
Equipment PODS
Department of
Homeland
Security
Research
and Development
Program
Management
& Technical
Support
Systems
Integration
Training,
Exercise, Doctrine
CBRN/
1st Responder
Logistics

2007 Institutional Investor Conference | October 9

SAIC From Science to Solutions

9
Logistics Investments Paying Off
Logistics Investments Paying Off
IPV Qualifications
Integrated
Logistics
Toolset w/
Repairables
Capability
POLCHEM
IR&D
RESET
IR&D
DLA Repairables
Varec Acquisition
Fuels management for DLA
Automated tank gauging
Outsourcing of Defense
Fuel Supply Point
Investments
Legend
Opportunities
Contracts
TIRES
ProcureNet Acquisition
Purchase Place/Plus
PVMRO Quals
40,000 Qualified Vendors
Integrated Logistics
Toolset
Advanced Logistics
Technologies
AIT/RFID
UID
Advanced Logistics
Systems

FY07
FY08
FY09
FY10

2007 Institutional Investor Conference | October 9

SAIC
From Science to Solutions

10
Building Portfolio of Capabilities
in Energy (Non-IT)
Building Portfolio of Capabilities
in Energy (Non-IT)
Benham
Domain Engineering
Process Resources
CCS
Utility Capabilities
EMS Consulting
CCS
Domain Engineering
Utility Capabilities
EMS Consulting
Benham
Utility Capabilities
EMS Consulting
Utility Capabilities
EMS Consulting
Benham
Core
SAIC
Adds project delivery skills
Increases EMS credibility and capacity
Acquire domain engineering skills
Begin pursuit of CCS expertise–
building on environmental heritage
Add Biofuels process expertise
Grow Benham engineering base
Continue pursuit of CCS expertise
Investment areas:
Talent
Customer Solutions
Engineering skills

2007 Institutional Investor Conference | October 9

11
Leadership in Climate Change
Leadership in Climate Change
NOAA
NASA
DOE
USCG
Air Force
NSF
FAA
Navy
USGS
MMS
Corp of
Engineers
EPA
Data
Collection -
Air, Ground,
Sea, Space
Data
Integration -
Architecture,
Systems,
Expertise
Research
and Policy
Support
Ocean
Observation
Initiative
Meteorological
Training
Marine Domain
Awareness
Data Infrastructure
Operational
Modeling
Climate Change
Support
Oil and Gas
Support
Landsat data
processing
Operational Modeling
Data Collection
Earth Sciences Research
Research Modeling
Environmental Support
Environmental
Support
Laboratory
Management
Environmental
Support
Systems
Integration

2007 Institutional Investor Conference | October 9

SAIC
From Science to Solutions

12
President’s Summary
President’s Summary
We are well-positioned to deliver growth and profitability to our shareholders and distinctive capabilities and solutions to our customers:
– Delivering Energy Management Services and Engineering
capabilities to a nation struggling with fast-rising energy costs
– Helping protect the Homeland with CBRN, Preparedness, and Trade
Security solutions
– Supporting the Department of Defense with logistics and product sustainment solutions
– Playing a leadership role in our nation’s Climate Change research and policy program
– Supporting NASA in its human spaceflight and exploration missions

SAIC

SAIC Institutional Investor Conference

SAIC
From Science to Solutions

Infrastructure, Logistics and
Product Solutions Group—
Non-Intrusive Inspection Systems
Infrastructure, Logistics and
Product Solutions Group—
Non-Intrusive Inspection Systems
Alex Preston
Security and Transportation Technology
General Manager

2007 Institutional Investor Conference | October 9

From Science to Solutions

2
Business/Product Overview
Business/Product Overview
Imaging inspection systems
Gamma ray and X-ray imaging
for cargo and vehicles
Sensing and classification products
Identification of radiation sources, explosives,
chemicals, and other hazardous materials
Intermodal solutions
OCR, digital imaging, and biometrics
to streamline terminal processes
Railway and road systems
RFID and OCR systems for rail
management and traffic enforcement
Integrated solutions
Combinations of technologies
for complex requirements

2007 Institutional Investor Conference | October 9

SAIC
From Science to Solutions

3 Veracruz, Mexico Otay Mesa, California Non Intrusive Inspection (VACIS) Overview Non Intrusive Inspection (VACIS) Overview

2007 Institutional Investor Conference | October 9

SAIC From Science to Solutions

4
Integrated Cargo Inspection
System (ICIS) Overview
Integrated Cargo Inspection
System (ICIS) Overview
System to scan vehicles without
impeding traffic
Provides assurance of security
Integrates data from many
sources:
– Gamma ray imaging
– Radiation scanning
– OCR equipment Identification
– Driver data
Console displays integrated data
Streamlines inspection
processes
Fixed and mobile configurations
A1957-ID-08

U A S C
U A S C
ISUZU

2007 Institutional Investor Conference | October 9

SAIC
From Science to Solutions

5 Integrated Cargo Inspection System (ICIS) Overview Integrated Cargo Inspection System (ICIS) Overview

2007 Institutional Investor Conference | October 9

SAIC
From Science to Solutions

6 Integrated Cargo Inspection System (ICIS) Overview Integrated Cargo Inspection System (ICIS) Overview

2007 Institutional Investor Conference | October 9

7
Market / Growth Opportunities
Market / Growth Opportunities
Safe Ports Act – 100% screening of US bound containers
– Secure Freight Initiative – 7 port pilots in 2007/2008
– Congressional Feedback
• October:  Southampton, Honduras, Pakistan
• April:  Oman, Hong Kong, Singapore, Korea
Container Security – Information Management
– US Targeting Center Pilot in progress
Air Cargo Security – Democrat’s Security Initiative
Ship-To-Ship Container Transfer – Product Initiative
Military Mobile market/aftermarket opportunity

2007 Institutional Investor Conference | October 9

SAIC®
From Science to Solutions

8
P7500 in Southampton, UK
High Energy Portal (P7500)
Product Development
High Energy Portal (P7500)
Product Development
First deployment of new core
X-Ray technology
Rapid development (less than
12 months) and deployment
Deployed as part of Secure
Freight Initiative
Significant return on
investment in less than one
year
SAIC is setting the standard
for ‘commerce and security’

SAIC

2007 Institutional Investor Conference | October 9

From Science to Solutions

9 High Energy Portal (P7500) Product Development High Energy Portal (P7500) Product Development

SAIC

2007 Institutional Investor Conference | October 9

SAIC
From Science to Solutions

10 High Energy Mobile Product Development High Energy Mobile Product Development

SAIC

2007 Institutional Investor Conference | October 9

SAIC
From Science to Solutions

11 High Energy Mobile Product Development High Energy Mobile Product Development

SAIC

2007 Institutional Investor Conference | October 9

SAIC
From Science to Solutions

12
High Energy Mobile Product
Development
High Energy Mobile Product
Development
What does it take to be successful in the Security Products business?
Competitive Pricing
– SAIC commercial price for a mobile x-ray system will be $2.4M
– 25% lower cost than competitive products
Greater Effectiveness/Value
– Higher throughput (price/performance)
– Lower lifecycle (service) costs
Lower Safety Risk
– Smallest control area
– Lowest dose to driver
– Lowest dose to cargo
Rapid Development
First production unit delivery will be Dec 2007

2007 Institutional Investor Conference | October 9

From Science to Solutions

13 Military Mobile Applications Military Mobile Applications

2007 Institutional Investor Conference | October 9

From Science to Solutions

14 Military Mobile Applications Military Mobile Applications

2007 Institutional Investor Conference | October 9

15
Military Mobile Applications
Military Mobile Applications
23 Military Mobile VACIS units in production
– Delivery schedule: 4-5 per month from May through September
– Likely shipment South West Asia
In theater maintenance and support provided by SAIC
– Complements ‘Award Winning’ maintenance and service in Iraq
Commercial product for aftermarket and military applications

2007 Institutional Investor Conference | October 9

SAIC
From Science to Solutions

16 Next Generation Mil Mobile Product Development Next Generation Mil Mobile Product Development A1957-ID-09

2007 Institutional Investor Conference | October 9

SAIC®
From Science to Solutions

17 Next Generation Mil Mobile Product Development Next Generation Mil Mobile Product Development A1957-ID-09

2007 Institutional Investor Conference | October 9

18
Spectroscopic Portal Option/Upgrade
Hutchison Port Holdings Pilot
(IP6500) Product Development
Hutchison Port Holdings Pilot
(IP6500) Product Development
‘ICIS in a box’ combining
X-Ray and Advanced
Spectroscopic Portal (ASP)
Reduce footprint, civil works
costs, maintenance compared
to ICIS
Hutchison Port Holdings
currently evaluating the
integrated unit
6 months from specification to
first production unit
Exploits SAIC unique
integration capabilities

2007 Institutional Investor Conference | October 9

From Science to Solutions

19 Driver holding area Control booth Normalization/maintenance parking location Info marquee Relocatable shielding CAARS Conceptual Design CAARS Conceptual Design